EXHIBIT 24
Power of Attorney
     Each of the undersigned directors and/or executive officers of Scott’s Liquid Gold-Inc. (the “Company”) hereby authorizes Mark E. Goldstein, Jeffrey R. Hinkle, Jeffry B. Johnson, and Dennis P. Passantino, and each of them, as their true and lawful attorneys-in-fact and agents (1) to sign in the name of the undersigned and file with the Securities and Exchange Commission the Company’s annual report on Form 10-KSB, for the fiscal year ended December 31, 2007, and any amendments to such annual report; and (2) to take any and all actions necessary or required in connection with such annual report to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Signature	Title	Date
/s/ Mark E. Goldstein	Director, Chairman of the Board, Chief	February 26, 2008
Mark E. Goldstein	Executive Officer and President

/s/ Jeffrey R. Hinkle	Director, Vice President – Marketing and	February 25, 2008
Jeffrey R. Hinkle	Sales

/s/ Jeffry B. Johnson	Director, Treasurer, Chief Financial	February 19, 2008
Jeffry B. Johnson	Officer and Assistant Corporate Secretary

/s/ Dennis P. Passantino	Director, Vice President – Operations and	February 25, 2008
Dennis P. Passantino	Corporate Secretary

/s/ Carl A. Bellini	Director	February 25, 2008
Carl A. Bellini

/s/ Dennis H. Field	Director	February 22, 2008
Dennis H. Field

/s/ Gerald J. Laber	Director	February 26, 2008
Gerald J. Laber

POWER OF ATTORNEY
The undersigned officer of Scott’s Liquid Gold-Inc. (the “Company”) hereby authorizes Mark E. Goldstein, Jeffrey R. Hinkle, Jeffry B. Johnson, Dennis P. Passantino, and each of them, as their true and lawful attorneys-in-fact and agents (1) to sign in the name of the undersigned, and file with the Securities and Exchange Commission the Company’s annual report on Form
10-KSB for the fiscal year ended December 31, 2007, and any amendments to such annual report; and (2) to take any and all actions necessary or required in connection with such annual report to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

Signature	Title	Date

/s/ Brian Boberick	Controller	February 27, 2008
Brian Boberick